                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                             J & J SNACK FOODS CORP.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                PROXY STATEMENT

                                [GRAPHIC OMITTED]

                             J & J SNACK FOODS CORP.





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 10, 2005



TO OUR SHAREHOLDERS:

   The Annual Meeting of Shareholders of J & J SNACK FOODS CORP. will be held on Thursday, February 10, 2005 at 10:00 A.M., E.S.T., at The Cherry Hill Hilton, Route 70 and Cuthbert Road, Cherry Hill, New Jersey 08034 for the following purposes:

        1.   To elect one director;

        2.   To consider and act upon a proposal to amend the Stock Option
             Plan; and

        3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

   The Board of Directors has fixed December 13, 2004 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

   YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, STAMPED
ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



                             By Order of the Board of Directors,
                             Dennis G. Moore,
                             Secretary


December 23, 2004

                                [GRAPHIC OMITTED]

                             J & J SNACK FOODS CORP.


                              6000 Central Highway
                              Pennsauken, NJ 08109

                              --------------------

                                PROXY STATEMENT

                              --------------------

   The enclosed proxy is solicited by and on behalf of J & J Snack Foods Corp. ("J & J") for use at the Annual Meeting of Shareholders to be held on Thursday, February 10, 2005 at 10:00 A.M., E.S.T., at The Cherry Hill Hilton, Route 70 and Cuthbert Road, Cherry Hill, New Jersey 08034 and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is December 23, 2004. Sending a signed proxy will not affect the shareholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. The grant of a later proxy revokes this proxy. The presence at the meeting of a shareholder who has given a proxy does not revoke the proxy unless the shareholder files written notice of the revocation with the secretary of the meeting prior to the voting of proxy or votes the shares subject to the proxy by written ballot.

   The expense of the proxy solicitation will be borne by J & J. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph, E-mail or teletype by directors, officers or employees of J & J without additional compensation. J & J is required to pay the reasonable expenses incurred by record holders of the common stock, no par value per share, of J & J (the "Common Stock") who are brokers, dealers, banks or voting trustees, or other nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of Common Stock they hold of record, upon request of such record holders.

   A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock for the election of the nominees for director.

   The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which J & J does not know about a reasonable time before the proxy solicitation, and are presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

   J & J had 9,016,674 shares of Common Stock outstanding at the close of business on December 13, 2004 the record date. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. Each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting. The election of directors will be determined by a plurality vote and the nominee receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. An abstention, withholding of authority to vote for or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote. Shareholders do not have approval or dissenter rights with respect to election of directors.

                                   PROPOSAL 1
              INFORMATION CONCERNING NOMINEE FOR ELECTION TO BOARD

    One (1) director is expected to be elected at the Annual Meeting to serve on the Board of Directors of J & J until the expiration of his term as indicated below and until his successor is elected and has qualified.

   The following table sets forth information concerning J & J's nominee for election to the Board of Directors. If the nominee becomes unable or for good cause will not serve, the persons named in the enclosed form of proxy will vote in accordance with their best judgment for the election of such substitute nominee as shall be designated by the Board of Directors. The Board of Directors of J & J expects the nominee to be willing and able to serve.

                                                                                             YEAR OF
                                                                                          EXPIRATION OF
              NAME                 AGE     POSITION                                     TERM AS DIRECTOR
-----------------------------------------------------------------------------------------------------------
Gerald B. Shreiber                 63      Chairman of the                                    2010
                                           Board, Chief
                                           Executive Officer,
                                           Director


                       INFORMATION CONCERNING CONTINUING
                        DIRECTORS AND EXECUTIVE OFFICERS

                                                                                             YEAR OF
                                                                                          EXPIRATION OF
              NAME                 AGE     POSITION                                     TERM AS DIRECTOR
-----------------------------------------------------------------------------------------------------------
Sidney R. Brown                    47      Director                                           2008
Leonard M. Lodish                  61      Director                                           2009
Dennis G. Moore                    49      Senior Vice President, Chief                       2007
                                           Financial Officer, Secretary,
                                           Treasurer and Director
Robert M. Radano                   55      Senior Vice President, Chief                       2006(1)
                                           Operating Officer and Director
Peter G. Stanley                   62      Director                                           2006
Daniel Fachner                     44      President, The ICEE Company                         ---
Michael Karaban                    58      Senior Vice President, Marketing                    ---

---------------
(1) Mr. Radano has announced his intention to resign as a Director of the Company immediately after the annual meeting so that the Company can be in compliance with rules of Nasdaq Stock Market which require that the Company have a majority of outside Directors.

   Gerald B. Shreiber is the founder of the Company and has served as its Chairman of the Board, President, and Chief Executive Officer since its inception in 1971.

   Sidney R. Brown is the Chief Executive Officer of NFI, a comprehensive provider of freight transportation, warehousing, third party logistics, contract manufacturing and real estate development. He is Vice Chairman of Sun National Bank, a national bank operating in New Jersey, Delaware and Pennsylvania. He became a director in 2003.

   Leonard M. Lodish became a director in 1992. He is Samuel R. Harrell Professor in the Marketing Department and Vice Dean, Wharton West of The Wharton School at the University of Pennsylvania where he has been a professor since 1968. He is a Director of Franklin Electronic Publishing, Inc. (maker of portable electronic reference works) and Decision One (Technology Servicing).

   Dennis G. Moore joined the Company in 1984, and has served in various capacities since that time. He was named Chief Financial Officer in 1992 and was elected to the Board of Directors in 1995.

   Robert M. Radano joined the Company in 1972 and in May 1996 was named Chief Operating Officer of the Company. Prior to becoming Chief Operating Officer, he was Senior Vice President, Sales responsible for national foodservice sales of the Company. He was elected to the Board of Directors in 1996.

   Peter G. Stanley became a director in 1983. From September 1996 to November 1999, Mr. Stanley was a self-employed business consultant. Since November 1999 he is a Senior Vice President of Emerging Growth Equities, Ltd., an investment banking firm.

   Daniel Fachner has been an employee of The ICEE Company since 1979 and became its President in August 1997.

   Michael Karaban has been an employee of J & J Snack Foods Corp. in charge of its Marketing Department since 1990, and in February 2002 was elected its Senior Vice President, Marketing.

BOARD OF DIRECTORS, COMMITTEES AND ATTENDANCE AT MEETINGS

   The Board of Directors held 4 meetings during fiscal 2004. Each director attended at least 75 percent of the meetings of the Board and committees of which he was a member. Attendance at the Annual Meeting of Stockholders is encouraged for Board Members. All Board Members attended the 2004 Annual Meeting. Security holders can send communication to the Board of Directors (or any individual director) by sending such communication c/o the Company's Secretary (at the Company's address set forth above).

The Audit Committee
-------------------

   The Audit Committee is comprised of directors Stanley (Chairman), Brown and Lodish, each of whom qualifies as an independent director and meets the other requirements to serve on the Audit Committee under rules of the Nasdaq Stock Market. The principal functions of the Audit Committee include, but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Company and its internal control over financial reporting;
(ii) the oversight of the quality and integrity of the Company's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Company's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Company's independent auditors. The Audit Committee convened six (6) times during the 2004 fiscal year.

   The Audit Committee currently does not have an Audit Committee Financial Expert, as such term in defined in Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee believes that the background and experience of its members allow them to perform their duties as members of the Audit Committee. This background and experience includes a former banker and current investment banker who regularly reviews financial statements of companies, a Professor at The Wharton School of the University of Pennsylvania, one of the leading business schools in the United States, and a Chief Executive Officer of a substantial private company with financial oversight responsibilities.

The Compensation Committee
--------------------------

   The Compensation Committee is comprised of directors Brown (Chairman), Lodish and Stanley, each of whom qualifies as an independent director under the rule of the Nasdaq Stock Market, as a non-employee director under Rule 16b-3 of the Securities Exchange Act of 19334, and as an outside director under Section 162(m) of the Internal Revenue Service. The Committee has responsibility for administering all elements of compensation for elected corporate officers and certain other senior management positions. It also administers the Company's Stock Option Plan. The Compensation Committee held one meeting during fiscal 2004.

The Nominating Committee
------------------------

   The Nominating and Governance Committee is comprised of directors Lodish (Chairman), Brown and Stanley, each of whom qualifies as an independent director under rules of the Nasdaq Stock Market. This Committee's primary responsibilities are to (1) make recommendation to the Board of Directors regarding composition of the Board and committees of the Board, (2) identify individuals qualified to become Board members, and recommend to the Board qualified individuals to be nominated for election or appointed to the Board,
(3) develop a succession plan for the Company's Chief Executive Officer and
(4) develop corporate governance guidelines applicable to the Company. The Committee will consider nominees for directors recommended by stockholders. Any stockholder may recommend a prospective nominee for the Committee's consideration by submitting in writing to the Company's Secretary (at the Company's address set forth above) the prospective nominee's name and qualifications. The Nominating and Governance Committee was first established during fiscal 2005. The Board has approved a written Charter for the Committee which is available at http://www.jjsnack.com/CG.ASP.

                               SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information as of December 6, 2004 concerning
(i) each person or group known to J & J to be the beneficial owner of more than 5% of Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers for the 2004 fiscal year, and (iv) the beneficial ownership of Common Stock by the Company's directors and all executive officers as a group. Except as otherwise noted, each beneficial owner of the Common Stock listed below has sole investment and voting power.


                 NAME AND ADDRESS                      SHARES OWNED      PERCENT
                OF BENEFICIAL OWNER                  BENEFICIALLY (1)   OF CLASS
--------------------------------------------------------------------------------
Directors, Nominees and Named Executive Officers
Gerald B. Shreiber ..............................       2,367,489(2)       28%
 6000 Central Highway
 Pennsauken, NJ 08109
Sidney R. Brown .................................           1,500(3)        *
Leonard M. Lodish ...............................          33,300(4)        *
Dennis G. Moore .................................          52,457(5)        *
Robert M. Radano ................................          63,671(6)        *
Peter G. Stanley ................................          45,661(4)(7)     *
Daniel Fachner ..................................          20,962(8)        *
Michael Karaban .................................          16,967(9)        *
All executive officers and directors as a group
  (8 persons)....................................       2,602,007(10)      31%

FIVE PERCENT SHAREHOLDERS

Barclay's Global Investors, N.A. ................          715,630          8%
45 Fremont Street
San Francisco, CA 94105

Paradigm Capital Management, Inc. ...............          492,580          5%
12 East 49th Street, 32nd Floor
New York, NY 10017

---------------
* Less than 1%

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, include securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of Record Date. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Includes 200,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Shreiber and exercisable within 60 days from the date of this Proxy Statement, and 61,275 shares owned by a charitable foundation in which Mr. Shreiber has the right to vote and dispose of the shares.

(3)  Includes 1,500 shares of Common Stock issuable under the Deferred Stock
     Plan.

(4) Includes 24,000 shares of Common Stock issuable upon the exercise of options and exercisable within 60 days from the date of this Proxy Statement and 6,000 shares issuable under the Deferred Stock Plan.

(5) Includes 11,716 shares of Common Stock issuable upon the exercise of options granted to Mr. Moore and exercisable within 60 days from the date of this Proxy Statement.

(6) Includes 4,716 shares of Common Stock issuable upon the exercise of options granted to Mr. Radano and exercisable within 60 days from the date of this Proxy Statement.

(7) Includes 15,661 shares owned jointly with Mr. Stanley's spouse with shared voting and investment power.

(8) Includes 8,716 shares of Common Stock issuable upon the exercise of options granted to Mr. Fachner and exercisable within 60 days from the date of this Proxy Statement.

(9) Includes 3,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Karaban and exercisable within 60 days from the date of this Proxy Statement.

(10) Includes 276,148 shares of Common Stock issuable upon the exercise of options granted to executive officers and directors of J & J and exercisable within 60 days from the date of this Proxy Statement and 13,500 shares issuable under the Deferred Stock Plan.

COMPENSATION COMMITTEE REPORT

   The Compensation Committee of the Board of Directors is responsible for determining the compensation to be paid and the benefits to be provided to the Company's Executive Officers.

   The Company's compensation is comprised of base salary, bonus, long term incentive compensation in the form of stock options, and various benefits generally available to all full-time employees of the Company, including participation in group medical and life insurance plans and the 401(K) Profit Sharing Plan.

BASE SALARY

   The base salary level for the Company's Chief Executive Officer is competitively set relative to companies in the food industry that are similar to the Company. In obtaining this information, the Company informally reviews newspaper and trade journal reports and information gathered from discussion with others in the industry. No formal survey is undertaken. Base salary for other Executive Offices was historically set by the Chief Executive Officer. The Compensation Committee reviewed these salaries and approved increases averaging 3.5 percent.

CASH BONUSES

   Cash bonuses are designed to motivate Executive Officers to achieve near-term financial objectives consistent with the Company's overall business strategies. The bonus for Mr. Shreiber was determined pursuant to the formulae approved by the shareholders at the last annual meeting. This bonus is equal to 2.5 percent of the Company's Net Earnings. For the other Executive Officers, bonuses are in some cases linked primarily to achieving increases from the prior year's sales and/or earnings. In other cases, bonuses reflect a more subjective view of an individual's performance.

STOCK OPTIONS

   The Company uses the Stock Option Plan as its long-term incentive plan for executive officers and key employees. The objectives of this Plan are to align the long term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long term equity interest in the Company. Options given to the Chief Executive Officer had been fixed according to the Company's Stock Option Plan. Options given to other executive officers are recommended by the Chief Executive Officer and approved by the Compensation Committee. On September 24, 2004, options were awarded to various employees at the then price of $40.85.

TAX DEDUCTIBILITY UNDER SECTION 162(M)

   Section 162(m) of the U.S. Internal Code of 1986 limits deductibility of compensation in excess of $1 million paid to the Company's Chief Executive Officer and to each of the other four highest-paid executive officers unless this compensation qualifies as "performance-based". Based on the applicable tax regulations, any taxable compensation derived from the exercise of stock options by senior executives under the Company's Stock Option Plans should qualify as performance-based. The bonus to Mr. Shreiber should also qualify as performance-based. The Company did not pay any compensation for fiscal 2004 that will not be deductible due to Section 162(m). However, the Committee is not precluded from doing so in the future should it determine that such payments or awards are necessary to retain and motivate key executives.


                             COMPENSATION COMMITTEE
                           SIDNEY R. BROWN (Chairman)
                               LEONARD M. LODISH
                                PETER G. STANLEY

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION

   The following table sets forth certain information regarding the compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for services rendered in all capacities for fiscal 2004, 2003 and 2002:

                           SUMMARY COMPENSATION TABLE


                                                                                        LONG TERM
                                                    ANNUAL COMPENSATION                COMPENSATION
                                         ------------------------------------------    ------------
                                                                                                        ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR     SALARY      BONUS     ALL OTHER(1)      OPTIONS      COMPENSATION (2)
---------------------------             ----    --------   --------    ------------    ------------   ----------------
Gerald B. Shreiber                      2004    $575,000   $568,000      $707,000         10,000           $8,000
 Chairman of the Board, President,      2003    $550,000   $500,000      $306,000            -0-           $6,000
 Chief Executive Officer and            2002    $525,000   $400,000      $694,000         25,000           $6,000
 Director

Robert M. Radano                        2004    $259,000   $125,000      $164,000          2,448           $8,000
 Chief Operating Officer,               2003    $250,000   $120,000      $ 38,000          2,967           $6,000
 Senior Vice President, Sales           2002    $225,000   $100,000      $130,000          2,598           $6,000
 and Director

Dennis G. Moore                         2004    $277,000   $142,000      $ 79,000          2,448           $6,000
 Senior Vice President, Chief           2003    $267,000   $137,000      $ 64,000          2,967           $6,000
 Financial Officer and Director         2002    $255,000   $132,000      $182,000          2,598           $6,000

Daniel Fachner                          2004    $264,000   $220,000      $ 59,000          2,448           $6,000
 President                              2003    $255,000   $215,000      $ 65,000          2,967           $6,000
 The ICEE Company                       2002    $245,000   $215,000      $324,000          2,598           $6,000

Michael Karaban                         2004    $209,000   $ 32,000      $109,000          2,000           $6,000
 Senior Vice President                  2003    $203,000   $ 27,000      $ 31,000          2,000           $6,000
 -- Marketing                           2002    $198,000   $ 25,000      $ 62,000          2,200           $6,000

---------------
(1) Value realized upon the exercise of stock options.
(2) 401(K) Profit Sharing Plan Contribution.

                            EQUITY COMPENSATION PLAN


   The following table provides information as of September 25, 2004 about the shares of the Company's common stock that may be issued upon the exercise of options under the Company's equity compensation plans which are the 1992 Stock Option Plan, the 2002 Stock Option Plan and the Employee Stock Purchase Plan.


                                                                                              NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                                                                             FUTURE ISSUANCE UNDER
                                         NUMBER OF SECURITIES TO       WEIGHTED AVERAGE              EQUITY
                                       BE ISSUED UPON EXERCISE OF     EXERCISE PRICE OF        COMPENSATION PLANS
                                          OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,    [EXCLUDING SECURITIES
PLAN CATEGORY                             WARRANTS AND RIGHTS       WARRANTS AND RIGHTS     REFLECTED IN COLUMN 1]
-------------                          --------------------------    --------------------   -----------------------
Equity
compensation plans                               768,244                    $24.95                  590,000
approved by
security holders

Equity
compensation plans                                 N/A                       N/A                      N/A
not approved by
security holders


OPTION GRANTS

   The following table sets forth certain information concerning stock options granted during fiscal 2004 to the Chief Executive Officer and to each of the four other most highly compensated executive officers of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                               POTENTIAL REALIZABLE
                                                                                                                     VALUE AT
                                                                                                                  ASSUMED ANNUAL
                                                                                                                  RATES OF STOCK
                                                                                                                PRICE APPRECIATION
                                                         INDIVIDUAL GRANTS                                        FOR OPTION TERM
 -----------------------------------------------------------------------------------------------------------    -------------------
                                                  NUMBER OF
                                                  SECURITIES    % OF TOTAL OPTIONS
                                                  UNDERLYING        GRANTED TO
                                                   OPTIONS      EMPLOYEES IN FISCAL   EXERCISE    EXPIRATION
    NAME                                          GRANTED (#)           YEAR             PRICE        DATE          5%         10%
-----------------------------------------------------------------------------------------------------------------------------------

Gerald B. Shreiber                                 10,000(1)             9%            $40.85       9/23/14     $257,000   $651,000
Robert M. Radano                                    2,448(2)             2%            $40.85       9/23/09     $ 28,000   $ 61,000
Dennis G. Moore                                     2,448(2)             2%            $40.85       9/23/09     $ 28,000   $ 61,000
Daniel Fachner                                      2,448(2)             2%            $40.85       9/23/09     $ 28,000   $ 61,000
Michael Karaban                                     2,000(2)             2%            $40.85       9/23/09     $ 23,000   $ 50,000

---------------
(1) Options granted are first exercisable on 9/25/05.
(2) All options granted are first exercisable on 9/25/07.

OPTION EXERCISES AND HOLDINGS

   The following table summarizes exercises of stock options during fiscal year 2004 by the Chief Executive Officer and highly compensated executives and the number of unexercised options and the value of unexercised options held at the end of fiscal year 2004.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                                                                        NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED IN-THE-MONEY
                                SHARES ACQUIRED ON        VALUE         OPTIONS AT FY-END(#)             OPTIONS AT FY-END($)
             NAME                  EXERCISE (#)       REALIZED ($)    EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------------------
Gerald B. Shreiber                    25,000            $707,000           200,000/10,000                  $ 3,307,000/$-0-
Robert M. Radano                       6,000            $164,000              4,716/8,013                  $ 93,000/$27,000
Dennis G. Moore                        4,371            $ 79,000             11,716/8,013                  $289,000/$27,000
Daniel Fachner                         2,000            $ 59,000              8,716/8,013                  $205,000/$27,000
Michael Karaban                        4,000            $109,000              3,000/6,648                  $ 59,000/$20,000


OPTION REPRICING

   The following table sets forth information concerning repricings of options held by executive officers of the Company during the last ten completed fiscal years:

                         TEN-YEAR OPTION/SAR REPRICINGS


                                                                                                                        LENGTH OF
                                                             NUMBER OF                                                  ORIGINAL
                                                            SECURITIES    MARKET PRICE     EXERCISE                    OPTION TERM
                                                            UNDERLYING    OF STOCK AT      PRICE AT                    REMAINING AT
                                                           OPTIONS/SARS     TIME OF         TIME OF          NEW         DATE OF
                                                            REPRICED OR   REPRICING OR    REPRICING OR     EXERCISE    REPRICING OR
        NAME                                      DATE      AMENDED (#)    AMENDMENT      AMENDMENT ($)    PRICE ($)    AMENDMENT
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Radano                                 8/l/96       6,000*          $9.75          $12.375         $9.75        58 months
Senior Vice President,
Chief Operating
Officer

Dennis G. Moore                                  8/l/96       6,000*          $9.75          $12.375         $9.75       58 months
Senior V.P., Chief Financial Officer,
Secretary/Treasurer

Daniel Fachner                                   8/l/96       5,000*          $9.75          $12.375         $9.75       58 months
President,
The ICEE Company

Michael Karaban,                                 8/1/96       6,000*          $9.75          $12.375         $9.75       58 months
Senior Vice President -
Marketing

---------------
* Effective August 1, 1996, above referenced options to purchase shares of Common Stock at an exercise price of $12.375 per share, granted on May 24, 1996, were canceled and replaced by options to purchase shares at an exercise price of $9.75 per share.

401(K) PROFIT SHARING PLAN

   J & J maintains a 401(K) Profit Sharing Plan for the benefit of eligible employees. J & J's contribution is based upon the individual employee's contribution. During the fiscal year ended September 25, 2004 contributions in the amount of $1,141,000 were made to the 401(K) Profit Sharing Plan.

DIRECTOR COMPENSATION

   Each director receives annual grants under the Deferred Stock Plan of 1,500 shares as well as $750 per quarter as a retainer and $1,000 for attendance at each of its four quarterly Board meetings. In addition, the Chairman of the Audit Committee receives an annual fee of $5,000.

EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

   There are no employment agreements or change-in-control arrangements with any of the named Executive Officers.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
      AMONG J & J SNACK FOODS CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE  S & P PACKAGED FOODS & MEATS INDEX

                               [GRAPHIC OMITTED]


                                                               Cumulative Total Return
                                         --------------------------------------------------------------------
                                          9/99       9/00       9/01        9/02          9/03          9/04

J & J SNACK FOODS CORP.                  100.00      65.51      94.94      186.58        181.16        217.11
NASDAQ STOCK MARKET (U.S.)               100.00     159.85      56.32       49.18         58.43         65.29
S&P PACKAGED FOODS                       100.00      94.75     114.25      113.64        123.24        144.46


* $100 invested on 9/30/99 in stock or index-including reinvestment of dividends. Fiscal year ending September 30.

Copyright (C) 2002, Standard & Poor's, a division of the McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

                     SHAREHOLDER PROPOSALS AND NOMINATIONS


   Any stockholder who wishes to submit a proposal to be voted on or to nominate a person for election to the Board of Directors at the Company's annual meeting of stockholders in 2006, must notify the Company's Secretary (at the Company's address set forth above) no earlier than July 26, 2005 and no later than August 25, 2005 (unless the date of the 2006 annual meeting is more than 30 days before or more than 60 days after February 10, 2006, in which case the notice of proposal must be received by the later of October 24, 2005 or the tenth day following the day the Company publicly announces the date of the 2006 annual meeting). The notice of a proposal or nomination must also include certain information about the proposal or nominee and about the stockholder submitting the proposal or nomination, as required by the Company's By-Laws, and must also meet the requirements of applicable securities laws. Proposals or nominations not meeting these requirements will not be presented at the annual meeting.

   For more information regarding stockholder proposals or nominations, you may request a copy of the By-Laws from the Company's Secretary (at the Company's address set forth above).

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   Section 16(A) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations received by it from such directors and executive officers, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2004.

                                AUDIT COMMITTEE
                            AUDIT COMMITTEE CHARTER

   Attached as Exhibit B to this Proxy Statement is the current Charter of the Audit Committee of the Board of Directors.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The primary purpose of the Audit Committee is to oversee the Company's accounting and financial reporting process and the audits of the Company's financial statements, as further detailed in the Committee's Charter attached as Exhibit B to this Proxy Statement.

   The Company's management is responsible for the integrity of the Company's financial statements, as well as its accounting and financial reporting process and internal controls for compliance with applicable accounting standards, laws and regulations. The Company's independent accountants, Grant Thornton LLP ("Grant Thornton"), are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and expressing an opinion in their report on those financial statements.

   The Audit Committee is responsible for monitoring and reviewing these processes, as well as the independence and performance of the Company's independent accountants. The Audit Committee does not conduct auditing or accounting reviews or procedures. The Audit Committee has relied on management's representation that the financial statements have been prepared with integrity and in conformity with generally accepted accounting procedures in the U.S. and on the independent accountants' representations included in their report on the Company's financial statements.

   The Audit Committee reviewed and discussed with management the Company's audited financial statements for fiscal year 2004. The Committee discussed with the Company's independent accountants, Grant Thornton, the matters required to be discussed by the Codification of Statements on Auditing Standards 61, Communication with Audit Committees (as modified or supplemented). In addition, the Audit Committee received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Grant Thornton its independence from the Company, and considered whether the providing of non-audit services to the Company by Grant Thornton is compatible with maintaining Grant Thornton's independence.

   Based on these reviews and discussions and in reliance thereon, the Audit Committee recommended to the Board of Directors that the audited financial statements for the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 25, 2004.

                          PETER G. STANLEY (Chairman)
                                SIDNEY R. BROWN
                               LEONARD M. LODISH

                            INDEPENDENT ACCOUNTANTS

   It is contemplated that Grant Thornton LLP ("Grant Thornton") will be selected to serve as the Company's independent accountants for fiscal year 2005. Grant Thornton also served as the Company's independent accountants for fiscal year 2004. A representative of Grant Thornton is expected to attend the Annual Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions from stockholders.

AUDIT FEES

   The following aggregate fees were billed to the Company in each of the last two fiscal years for professional services rendered by Grant Thornton for the audit of the Company's annual financial statements and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements for those fiscal years:

     Fiscal Year 2004        $316,000

     Fiscal Year 2003        $264,000

AUDIT-RELATED FEES

   The following aggregate fees were billed to the Company in each of the last two fiscal years for financial accounting and reporting services, and acquisition-related services, in each case rendered by Grant Thornton and that were reasonably related to the performance of the audit or review of the Company's financial statements but are not included in the audit fees reported above:

     Fiscal Year 2004        $ 3,000

     Fiscal Year 2003        $ 4,000

TAX FEES

   The following aggregate fees were billed to the Company in each of the last two fiscal years for U.S. Federal, state and local tax planning, advice and compliance services, international tax planning, advice and compliance services:

     Fiscal Year 2004        $131,000

     Fiscal Year 2003        $140,000

ALL OTHER FEES

   The following aggregate fees were billed to the Company in each of the last two fiscal years for services provided by Grant Thornton that are not included in the services reported above, which services related to audits of the Company's Health and Welfare Plan and 401(k) Profit Sharing Plan.

     Fiscal Year 2004        $ 16,000

     Fiscal Year 2003        $ 10,000

AUDIT COMMITTEE POLICIES AND PROCEDURES ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

   The Audit Committee has adopted policies and procedures requiring that the Company obtain the Committee's pre-approval of all audit and permissible non-audit services to be provided by Grant Thornton as the Company's independent accountants. Pre-approval is generally granted on a fiscal year basis, is detailed as to the particular service or category of services to be provided and is granted after consideration of the estimated fees for each service or category of service. Actual fees and any changes to estimated fees for pre-approved services are reported to the Committee on a quarterly basis.

OTHER MATTERS

   The Audit Committee of the Board of Directors has considered whether the provision of tax services described above is compatible with maintaining the independence of the Company's principal accountant. The Audit Committee has approved the performance of these services by Grant Thornton LLP.

                                   PROPOSAL 2


                   PROPOSAL TO APPROVE COMPANY'S AMENDED AND
                           RESTATED STOCK OPTION PLAN

   Shareholders approved the Company's 2002 Stock Option Plan ("Plan") at the Company's 2003 Annual Meeting. The Board of Directors has approved an amendment to that Plan. The Plan, as amended and restated, is attached hereto as Exhibit "A"

AUTHORIZED SHARES UNDER STOCK OPTION PLAN

   Options for a total of 400,000 shares may be issued under the Stock Option Plan. 189,000 options have been issued to date from said shares. No optionee shall be granted options to acquire shares greater than 25,000 shares of Common stock during any calendar year under the Plan.

   The purpose of the Stock Option Plan is to provide additional incentive to officers, directors, other key employees and important consultants of the Company, and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of the Company's Common Stock, and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress. The Board of Directors believes that the Company and its shareholders significantly benefit from having the Company's key management employees receive options to purchase the Company's Common Stock and that the opportunity thus afforded these employees to acquire Common Stock is an essential element of an effective management incentive program. The Board of Directors also believes that stock options are very valuable in attracting and retaining highly qualified management personnel and in providing additional motivation to management to use their best efforts on behalf of the Company. Further, the Board of Directors believes that the issuance of stock options can be an important inducement for key consultants agreeing to provide services to the Company.

   Set forth below is a summary of certain significant portions of the Stock Option Plan.

   Eligibility and Administration. All officers, directors, key employees of the Company and important consultants of any current or future subsidiary (the "Subsidiary"), are eligible to receive options under the Stock Option Plan. The Stock Option Plan currently is administered by the Compensation Committee (the "Committee"). The Committee determines, among other things, which officers, directors, key employees and important consultants of the Company and any Subsidiary will be granted options under the Stock Option Plan, whether options granted will be Incentive Options or Non-Qualified Options, the number of shares subject to an option, the time at which an option is granted, the duration of an option and the exercise price of an option. The Committee has the exclusive right to adopt or rescind rules for the administration of the Stock Option Plan, correct defects and omissions in, reconcile inconsistencies in, and construe the Stock Option Plan.

   Non-Qualified Options to the Chief Executive Officer. The Stock Option Plan provides that the Corporation shall issue annually on the last day of the Company's fiscal year to the Chief Executive Officer options to acquire 10,000 shares of Common Stock. The number of shares to be issued to the Chief Executive Officer shall be changed in the event of any change in the capitalization of J & J, such as stock dividend, stock split, or what the Compensation Committee deems in its sole discretion to be similar circumstances. The exercise price for these options shall be the fair market value, as determined by the Compensation Committee of the Corporation's Common Stock on the date of grant of such options. The option will be for ten years. This automatic award is in addition to any other option grant that may be awarded under the Stock Option Plan.

   Amendment and Termination. Options may not be granted pursuant to the Stock Option Plan after November 26, 2012. The Board of Directors reserves the right at any time, and from time to time, to modify or amend the Stock Option Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Stock Option Plan prior to the actual date on which such action occurred. If a modification or amendment of the Stock Option Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to modified or amended Stock Option Plan, such modification or amendment shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

   Number of Shares and Adjustment. The aggregate number of shares which may presently be issued upon the exercise of options granted under the Stock Option Plan is 400,000 shares of Common Stock. The aggregate number and kind of shares issuable under the Stock Option Plan is subject to appropriate adjustment to reflect changes in the capitalization of the Company, such as by stock dividend, stock split or other circumstances deemed by the Committee to be similar. Any shares of Common Stock subject to options that terminate unexercised will be available for future options granted under the Stock Option Plan.

   Exercise Price and Terms. The exercise price for Options granted under the Stock Option Plan shall be equal to at least the fair market value of the Common Stock as of the date of the grant of the option, except that the option exercise price of Incentive Options granted to an individual owning shares of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company must not be less than 110% of the fair market value as of the date of the grant of the option. The market value of a share of Common Stock on December 6, 2004 was $47.07.

   The aggregate fair market value of the stock determined on the date of grant with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year cannot exceed $100,000.

   Unless terminated earlier by the option's terms, Options granted under the Stock Option Plan will expire ten years after the date they are granted except that if Incentive Options are granted to an individual owning shares of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company on the date of the grant, Section 422 of the Code requires that such options expire five years after the date they are granted.

   Payment of Exercise Price. Payment of the option price on exercise of Incentive Options and Non-Qualified Options may be made in cash, shares of Common Stock of the Company or a combination of both. Under the terms of the Stock Option Plan, the Committee could interpret the provision of the Stock Option Plan which allows payment of the option price in shares of Common Stock to permit the "pyramiding" of shares in successive, simultaneous exercises. As a result, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock and immediately thereafter effect further exercises of the option, using the shares of Common stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common stock or a small number of shares of Common Stock to acquire a number of shares of Common Stock.

   Termination of Service; Death; Transferability. All unexercised options will terminate such number of days (not to exceed 90) as determined by the Compensation Committee after the date either (i) other than an optionee who retires at his normal retirement age with at least 10 years of service, the optionee ceases to perform services for the Company or a Subsidiary, or (ii) the Company or a Subsidiary delivers or receives notice of an intention to terminate the employment relationship, regardless of whether or not a different effective date of termination is provided in such notice, but this termination date shall not apply in the cases of disability or death of the optionee (but in no event later than the expiration date). An optionee who ceases to be an employee because of a disability must exercise the option within one year after he or she ceases to be an employee (but in no event later than the expiration date). The heirs or personal representative of a deceased employee who could have exercised an option while alive may exercise such option within one year following the employee's death (but in no event later than the expiration date). The Committee can provide that the options may be transferred to descendants or trusts for the benefits of such descendants. Otherwise, no Incentive Option granted under the Stock Option
Plan is transferable except in the event of death by will or the laws of descent and distribution. An employee who retires at normal retirement age with at least 10 years of service, may exercise options after retirement according to the terms of such options. The Committee may provide that a Non-Qualified Option is transferable to any family member of the optionee by gift or qualified domestic relations order.

   Federal Income Tax Consequences of the Stock Option Plan. Set forth below is a description of the federal income tax consequences to the recipient of options and the Company under the Internal Revenue Code of 1986, as amended, of the grant and exercise of options awarded under the Stock Option Plan.

   Incentive Stock Options Under the Stock Option Plan. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Option (see however, discussion of Alternative Minimum Tax below). If an optionee exercises an Incentive Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Corporation will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Corporation will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of
(a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to spouses). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

   The exercise of an Incentive Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

   An optionee who surrenders shares as payment of the exercise price of his Incentive Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

   Under the Code, all of the shares received by an optionee upon exercise of an Incentive Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by an ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

   Non-Qualified Options. Generally, there will be no federal income tax consequences to either the optionee or the Corporation on the grant of Non-Qualified Options. On the exercise of a Non-Qualified Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Corporation will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162 of the Code and satisfaction of certain reporting requirements) in an amount equal to such excess.

   Upon the sale of stock acquired by exercise of a Non-Qualified Option, optionees will realize long-term, or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

   An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Option and the delivery of such shares is a disqualifying disposition. The optionee will recognize ordinary income on the exercise of the Non-Qualified Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

   Limitation on Corporation's Deduction. Section 162(m) of the Code will generally limit to $1.0 million the Corporation's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under Treasury regulations, and subject to certain transition rules, a stock option will, in general, qualify as " performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted by a compensation committee consisting solely of at least two independent directors. If a stock option to an executive referred to above is not "performance based", the amount that would otherwise be deductible by the Corporation in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1.0 million.

   New Plan Benefits Table. The amount, if any, of stock options to be awarded to key employees is determined on an annual basis by the Committee and is not presently determinable. Information regarding awards to the Named Officers in 2004 is provided elsewhere in this Proxy Statement. See "Executive Compensation".

   Amendments to the Plan. The primary change to the Plan is to provide that stock options may be issued to important consultants. In July 2004 the Company entered into an agreement with Roger Clemens, the star pitcher for the Houston Astros, to become a spokesman for SUPERPRETZEL(R) brand soft pretzels and ICEE(R) brand beverages and frozen desserts. As part of his compensation, Mr. Clemens received 10,000 options to purchase the Company's common stock. The options were issued under the Stock Option Plan, contingent on the stockholders approving this amendment to allow issuance of options to important consultants.

   In addition to certain technical amendments, the amendments to the Plan allow the Committee to approve Non-Qualified Options to be transferred to a family member of the optionee by gift or qualified domestic relations order.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDED AND
               RESTATED J & J SNACK FOODS CORP. STOCK OPTION PLAN

                                 OTHER MATTERS


   The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

   This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for fiscal 2004.

   EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF J & J'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED SEPTEMBER 25, 2004, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO J & J SNACK FOODS CORP., 6000 CENTRAL HIGHWAY, PENNSAUKEN, NEW JERSEY 08109, ATTENTION: DENNIS G. MOORE.


                                By Order of the Board of Directors,
                                Dennis G. Moore, Secretary

                                  EXHIBIT "A"


                            J & J SNACK FOODS CORP.

                              AMENDED AND RESTATED
                               STOCK OPTION PLAN

   1. PURPOSE OF PLAN

    The purpose of the Amended and Restated Stock Option Plan (the "Plan") contained herein is to provide additional incentive to officers, directors and key employees of J & J Snack Foods Corp. (the "Corporation") and each present or future parent or subsidiary corporation of the Corporation by encouraging them to invest in shares of the Corporation's common stock, no par value per share (the "Common Stock") and thereby acquire a proprietary interest in the Corporation along with an increased personal interest in the Corporation's continued success and progress, to the mutual benefit of directors, employees and shareholders.

   2. AGGREGATE NUMBER OF SHARES

    400,000 shares of Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee, as defined in Section 4 below, deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan. No optionee shall be granted options to acquire more than 25,000 shares of Common Stock during any calendar year under the Plan.

   3. CLASS OF PERSONS ELIGIBLE TO RECEIVE OPTIONS

    All officers, directors and key employees of the Corporation and of any present or future parent or subsidiary corporation of the Corporation are eligible to receive an option or options under this Plan. All important consultants to, the Corporation and of any present or future Corporation parent or subsidiary corporation are also eligible to receive an option or options under the Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, as defined in Section 4 below, in its sole discretion, except as otherwise specified in Sections 4 and 5 of this Plan. No individual may receive options under this Plan for more than 25 percent of the total number of shares of the Corporation's Common Stock authorized for issuance under this Plan.

   4. ADMINISTRATION OF PLAN

    (a) This Plan shall be administered by a Committee appointed by the Board of Directors (the "Committee"). The Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" as defined in Rule 16b-3(d)(3) under the Securities Exchange Act of 1934, as amended, promulgated by the Securities and Exchange Commission (hereafter the "SEC") or any future corresponding rule except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The term "Committee," as used herein, shall refer to either the Corporation's Board of Directors or such Compensation Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an incentive stock option or a non-qualified stock option, the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability (provided, however, that no option shall be exercisable within one (1) year from the date of its grant), and, subject to
Section 5 of this Plan, the price at which each of the options is exercisable and the duration of the option.

    (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to the Committee or the Board of Directors, or for the acts or omissions of any other member(s) of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies on the Committee, however caused, may be filled by the Board of Directors, if it so desires.

   5. INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS

    (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) of this Plan or Non-Qualified Stock Options granted pursuant to Section 5(c) of this Plan, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, and a Non-Qualified Stock Option is an option which either does not satisfy all of these requirements or the option by its terms specifies at the time of grant that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal to at least the "fair market value" of the Common Stock on the date of the grant of the option. The "fair market value" of the Common Stock on any particular date shall mean the last reported sale price of a share of the Common Stock on the NASDAQ National Market System, as reported by NASDAQ, or on any stock exchange on which such stock is then listed or admitted to trading, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Committee. The option price for Non-Qualified Stock Options shall be determined by the Committee.

    (b) Subject to the authority of the Committee set forth in Section 4(a) of this Plan, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix "I" attached to this Plan, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall be exercisable for a period determined by the Committee, but not to exceed the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the Option. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix "I" for any particular optionee, provided that the option as modified or amended satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

    (c) Subject to the authority of the Committee set forth in Section 4(a) of this Plan, Non-Qualified Stock Options issued to officers and other employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix "II" attached to this Plan, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire as determined by the Committee but such period shall not exceed ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may in its discretion, modify or amend any of the option terms contained in Appendix "II" or Appendix "III" for any particular optionee, provided that the option as modified or amended does not expire more than ten years from the date of its grant.

    (d) Neither the Corporation nor any of its current or future parents, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) of this Plan does not qualify as an "Incentive Stock Option" as that term is used in
Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax benefits of such an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) of this Plan is an "Incentive Stock Option."

    (e) Notwithstanding any other provision of this Plan, and without limiting the ability to receive additional options under this Plan, on the last day of the Company's fiscal year the Chief Executive Officer of the corporation shall be granted an option to purchase 10,000 shares of the Corporation's Common Stock. Such option shall be for a period of ten (10) years and shall be issued at the fair market value, as determined by the Compensation Committee, of the Corporation's Common Stock on the date of grant of such options. In the event of any change in the capitalization of the Corporation, such as by stock dividend, stock split or what the Board of Directors of the Corporation deems in its sole discretion to be similar circumstances, the number and kind of shares which may be issued under this paragraph shall be automatically adjusted by the Board of Directors of the Corporation.

    (f) Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee may provide that a Non-Qualified Stock Option is transferable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

   6. MODIFICATION, AMENDMENT, SUSPENSION AND TERMINATION

    Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Corporation. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Corporation in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of the Corporation in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

   7. EFFECTIVENESS OF PLAN

    This Plan shall become effective on the date of its adoption by the Corporation's Board of Directors, subject however to approval by the shareholders of the Corporation in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

   8. GENERAL CONDITIONS

    (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Corporation or any affiliated or subsidiary corporation or interfere in any way with the rights of the Corporation or any affiliated or subsidiary corporation of the Corporation to terminate his employment in any way.

    (b) Action by the Corporation constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

    (c) The term "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Corporation shall be deemed to be the grantor corporation for purposes of applying such meaning.

    (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

    (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I


                             INCENTIVE STOCK OPTION

TO:_____________________________________________________________________________
                               NAME

  ______________________________________________________________________________
                               ADDRESS

DATE:_________________________________


   You are hereby granted an option, effective as of the date hereof, to purchase _____________ shares of common stock, no par value per share (the "Common Stock"), of J & J Snack Foods Corp. (the "Corporation") at a price of $_____ per share pursuant to the Corporation's Amended and Restated Stock Option Plan (the "Plan") adopted by the Corporation's Board of Directors, effective November 26, 2002, as amended. Your option price is intended to equal at least the fair market value of the Common Stock as of the date hereof. Your option may first be exercised on and after three years from the date of this option, but not before that time. The Committee may approve a reduction in this waiting period, but in no event may the option be exercised prior to one year from the date of this option. No fractional shares shall be issued or delivered.

   This option shall terminate and is not exercisable after ____________, 20__ (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

   You may exercise your option by giving written notice to the Secretary of the Corporation on forms supplied by the Corporation at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check; (b) certificates representing shares of Common Stock, which will be valued by the Secretary of the Corporation at the fair market value per share of the Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the delivery of such certificates to the Corporation, accompanied by an assignment of the stock to the Corporation; or (c) any combinations of cash and Common Stock valued as provided in clause (b) Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Corporation, including guarantees of signature(s) and payment of all transfer taxes if he deems such guarantees necessary or desirable. Your option may be exercised under the so-called "cashless" exercise provisions set forth in 12 CFR [220.3(e)(4)] if arrangements, satisfactory in all respects to the Corporation and approved in writing by the Corporation, are made in advance of the option exercise. The Corporation reserves the right to limit the number of shares of the Common Stock used for purposes of the option exercise.

   Your option will, to the extent not previously exercised by you, terminate on the date either (i) except in the case of your being employed by the Corporation for a period of in excess of ten (10) years and you retire at your normal retirement age, you cease to perform services for the Corporation or a subsidiary, or (ii) the Corporation or a subsidiary corporation of the Corporation delivers or receives notice of an intention to terminate the employment relationship, regardless of whether or not a different effective date of termination is provided in such notice, whether such termination is voluntary or not, but not if your termination is due to disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or death (but in no event shall the option terminate later than the Scheduled Termination Date). After the date your service or employment is terminated, as aforesaid, you may not exercise this option. If you are employed by a subsidiary corporation of the Corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a subsidiary corporation of the Corporation, unless you are on that date transferred to the Corporation or another subsidiary corporation of the Corporation. Your employment shall not be deemed to have terminated if you are transferred from the Corporation to a subsidiary corporation of the Corporation, or vice versa, or from one subsidiary corporation of the Corporation to another subsidiary corporation of the Corporation.

   If you die while employed by the Corporation or a subsidiary corporation of the Corporation, your legatee(s), distributee(s), executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment by the Corporation or a subsidiary corporation of the Corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Terminated Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Corporation prior to being allowed to exercise this option.

   In the event of any change in the outstanding shares of the Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares will be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

   This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Corporation. The Corporation reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Corporation deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

   Notwithstanding anything to the contrary contained herein, this option is not exercisable if the following event occurs and during the following periods of time:

    During any period of time in which the Corporation deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale hereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Corporation to be legally obligated to issue or sell more shares than the Corporation is legally entitled to issue or sell.

   At the time of issuance of securities pursuant to this Plan, the Corporation may require such restrictions, legends or other provisions as it deems necessary to comply with any federal or state securities law.

   It is the intention of the Corporation and you that this option shall, if possible, be an "incentive stock option" as that is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "incentive stock option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

   This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Corporation and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Corporation unless in writing or signed by the Chief Executive Officer of the Corporation. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

   THIS OPTION IS VOID UNLESS A SIGNED COPY OF THE OPTION TOGETHER WITH A SIGNED COPY OF A "MUTUAL AGREEMENT TO ARBITRATE CLAIMS" IS RETURNED TO THE CORPORATION NO LATER THAN ________________, 200_.

                          AGREEMENTS BY THE RECIPIENT
                          ---------------------------

   In addition to such other conditions as may be established by the Committee, in consideration of the granting of stock options under the terms of this Plan, the recipient agrees as follows:

    (a) The right to exercise any stock option shall be conditional upon certification by the recipient at time of exercise that the recipient intends to remain in the employ of the Corporation or one of its subsidiaries (except in cases of retirement or disability) for at least one (l) year following the date of the exercise of the stock option, and

    (b) In order to better protect the goodwill of the Corporation and its subsidiaries and to prevent the disclosure of the Corporation's or its subsidiaries' trade secrets and confidential information and thereby help insure the long-term success of the business, the recipient, without prior written consent of the Corporation, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, consultant or otherwise, for a period of three (3) years following the date of the granting of a stock option in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of the Corporation or its subsidiaries (including both existing products as well as products known to the recipient, as a consequence of the recipient's employment with the Corporation or one of its subsidiaries, to be in development):

       (1) with respect to which the recipient's work has been directly concerned at any time during the two

       (2) years preceding termination of employment with the Corporation or one of its subsidiaries or (2) with respect to which during that period of time the recipient, as a consequence of the recipient's job performance and duties, acquired knowledge of trade secrets or other confidential information of the Corporation or its subsidiaries.

For purposes of this section, it shall be conclusively presumed that recipients have knowledge of information they were directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

    (c) The provisions of this Article are not in lieu of, but are in addition to the continuing obligation of the recipient (which recipient hereby acknowledges) to not use or disclose the Corporation's or its subsidiaries' trade secrets and confidential information known to the recipient until any particular trade secret or confidential information become generally known (through no fault of the recipient), whereupon the restriction on use and disclosure shall cease as to that item. Information regarding products in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Corporation or one of its subsidiaries is considering the broader use, shall not be deemed generally known until such broader use is actually commercially implemented. As used in this Article, "generally known" means known throughout the domestic U.S. industry or, in the case of recipient who have job responsibilities outside of the United States, the appropriate foreign country or countries' industry.

    (d) By acceptance of any offered stock option granted under the terms of this Plan, the recipient acknowledges that if the recipient were, without authority, to use or disclose the Corporation's or any of its subsidiaries' trade secrets or confidential information or threaten to do so, the Corporation or one of its subsidiaries would be entitled to injunctive and other appropriate relief to prevent the recipient from doing so. The recipient acknowledges that the harm caused to the Corporation by the breach or anticipated breach of this Article is by its nature irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. The recipient consents that any interim or final equitable relief entered by a court of competent jurisdiction shall, at the request of the Corporation or one of its subsidiaries, be entered on consent and enforced by any court having jurisdiction over the recipient, without prejudice to any rights either party may have to appeal from the proceedings which resulted in any grant of such relief.

    (e) If any of the provisions contained in this Article shall for any reason, whether by application of existing law or law which may develop after the recipient's acceptance of an offer of the granting of stock appreciation rights or stock options, be determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, the recipient agrees to join the Corporation or any of its subsidiaries in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then applicable law. If any one or more of the terms, provisions, covenants, or restrictions of this Article shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants, and restrictions of this Article shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

   Please sign the copy of this option and return it to the Corporation's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                J & J SNACK FOODS CORP.

(SEAL)                            BY:
                                     ----------------------------------

                                NAME:    Gerald B. Shreiber
                                     ----------------------------------

                                TITLE:    President
                                      ---------------------------------


   I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.

______________________________               ______________________________
(Signature)                                        (Date)

______________________________

                                  APPENDIX II


                           NON-QUALIFIED STOCK OPTION

TO:_____________________________________________________________________________
                                      NAME

   _____________________________________________________________________________
                                     ADDRESS

DATE:___________________________________


   You are hereby granted an option, effective as of the date hereof, to purchase _______ shares of Common Stock, no par value per share (the "Common Stock"), of J & J Snack Foods Corp. (the "Corporation") at a price of $_______ per share pursuant to the Corporation's Amended and Restated Stock Option Plan (the "Plan") adopted by the Corporation's Board of Directors, effective November 26, 2002, as amended. Your option may first be exercised on and after one year from the date of this option but not before that time. This option shall terminate and is not exercisable after _________, 20__ (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

   You may exercise your option by giving written notice to the Secretary of the Corporation on forms supplied by the Corporation at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check; (b) certificates representing Common Stock which will be valued by the Secretary of the Corporation at the fair market value per share of the Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the delivery of such certificates to the Corporation, accompanied by an assignment of the stock to the Corporation; or (c) any combination of cash and Common Stock valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Corporation, including guarantees of signature(s) and payment of all transfer taxes if he deems such guarantees necessary or desirable. Your option may be exercised under the so-called "cashless" exercise provisions set forth in 12 CFR [220.3(e)(4)] if arrangements, satisfactory in all respects to the Corporation and approved in writing by the Corporation, are made in advance of the option exercise. The Corporation reserves the right to limit the number of shares of the Common Stock used for purposes of the option exercise.

   Your option will, to the extent not previously exercised by you, terminate on the date either (i) except in the case of your being employed by the Corporation for a period of in excess of ten (10) years and you retire at your normal retirement age, you cease to perform services for the Corporation or a subsidiary, or (ii) the Corporation or a subsidiary corporation of the Corporation delivers or receives notice of an intention to terminate the employment relationship, regardless of whether or not a different effective date of termination is provided in such notice, whether such termination is voluntary or not, but not if your termination is due to disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or death (but in no event would the option terminate later than the Scheduled Termination Date). After the date your service or employment is terminated, as aforesaid, you may not exercise this option. If you are employed by a subsidiary corporation of the Corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a subsidiary corporation of the Corporation, unless you are on that date transferred to the Corporation or another subsidiary corporation of the Corporation. Your employment shall not be deemed to have terminated if you are transferred from the Corporation to a subsidiary corporation of the Corporation, or vice versa, or from one subsidiary corporation of the Corporation to another subsidiary corporation of the Corporation.

   If you die while employed by the Corporation or a subsidiary corporation of the Corporation, your legatee(s), distributee(s), executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment by the Corporation or a subsidiary corporation of the Corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Terminated Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Corporation prior to being allowed to exercise this option.

   In the event of any change in the outstanding shares of the Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price for such shares will be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

   This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Corporation. The Corporation reserves the right not to deliver to you the shares purchased by virtue of exercise of this option during any period of time in which the Corporation deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

   Notwithstanding anything to the contrary contained herein, this option is not exercisable if the following event occurs and during the following periods of time:

    During any period of time in which the Corporation deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Corporation to be legally obligated to issue or sell more shares than the Corporation is legally entitled to issue or sell.

   At the time of issuance of securities pursuant to this Plan, the Corporation may require such restrictions, legends or other provisions as it deems necessary to comply with any federal or state securities law.

   It is the intention of the Corporation and you that this option shall not be an "incentive stock option" as that term is used in Section 422 of the Code and the regulations thereunder.

   This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Corporation and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Corporation unless in writing and signed by the Chief Executive Officer of the Corporation. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

   Please sign the copy of this option and return it to the Corporation's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                J & J SNACK FOODS CORP.

(SEAL)                            BY:
                                     --------------------------------------

                                NAME:    Gerald B. Shreiber
                                     --------------------------------------

                                TITLE:    President
                                      -------------------------------------


   I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.

______________________________               ______________________________
(Signature)                                              (Date)

                                  APPENDIX III


                    NON-QUALIFIED STOCK OPTION FOR DIRECTORS
                            OR IMPORTANT CONSULTANTS

To:

   Name_________________________________________________________________________

   Address______________________________________________________________________

   Date of Grant________________________________________________________________


   You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, no par value per share ("Common Stock"), of J & J Snack Foods Corp. (the "Corporation"), at a price of $_______ per share which shall be equal to at least the fair market value on the date of grant, pursuant to the Corporation's Stock Option Plan (the "Plan").

   Your Option may first be exercised at any time on or after ___ year(s) from the anniversary of the Date of Grant, for up to __% of the total number of shares subject to the Option. Each succeeding anniversary of the Date of Grant, your Option may be exercised for up to an additional __% of the total number of shares subject to the Option until the total number of shares subject to the Option are fully exercisable. Thus, this Option vests __% on each yearly anniversary of the Date of Grant and is fully exercisable on or after __ years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant. This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Corporation by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.

   You may exercise your option by giving written notice to the Secretary of the Corporation on forms supplied by the Corporation at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) certificates representing shares of Common Stock of the Corporation, which will be valued by the Secretary of the Corporation at the fair market value per share of the Corporation's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Corporation, accompanied by an assignment of the stock to the Corporation; or (c) any combination of cash and Common Stock of the Corporation valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Corporation, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

   Your option will, to the extent not previously exercised by you, terminate ___ months after the date on which you cease for any reason to be a consultant to, the Corporation or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a consultant. Your consultancy shall not be deemed to have terminated if you cease being a consultant to, the Corporation or a subsidiary corporation but are or concurrently therewith become (a) a consultant to, the Corporation or another subsidiary corporation or (b) an employee of the Corporation or a subsidiary corporation.

   In the event of any change in the outstanding shares of the Common Stock of the Corporation by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

   NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS OPTION, IN THE EVENT OF A SALE OR A PROPOSED SALE OF THE MAJORITY OF THE STOCK OR ASSETS OF THE CORPORATION OR A PROPOSED CHANGE OF CONTROL, THE COMMITTEE SHALL HAVE THE RIGHT TO TERMINATE THIS OPTION UPON THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO YOU, SUBJECT TO YOUR RIGHT TO EXERCISE SUCH OPTION TO THE EXTENT VESTED PRIOR TO SUCH TERMINATION.

   This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Corporation. The Corporation reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Corporation deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

   Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

   (a) Until the Plan amendment pursuant to which this option is granted is approved by the shareholders of the Corporation in the manner prescribed by the Code and the regulations thereunder;

   (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Corporation may deem necessary or desirable; or

   (c) During any period of time in which the Corporation deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Corporation to be legally obligated to issue or sell more shares than the Corporation is legally entitled to issue or sell.

   (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Corporation in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

   It is the intention of the Corporation and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

   ANY DISPUTE OR DISAGREEMENT BETWEEN YOU AND THE CORPORATION WITH RESPECT TO ANY PORTION OF THIS OPTION OR ITS VALIDITY, CONSTRUCTION, MEANING, PERFORMANCE OR YOUR RIGHTS HEREUNDER SHALL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, AS AMENDED FROM TIME TO TIME. HOWEVER, PRIOR TO SUBMISSION TO ARBITRATION YOU WILL ATTEMPT TO RESOLVE ANY DISPUTES OR DISAGREEMENTS WITH THE CORPORATION OVER THIS OPTION AMICABLY AND INFORMALLY, IN GOOD FAITH, FOR A PERIOD NOT TO EXCEED TWO WEEKS. THEREAFTER, THE DISPUTE OR DISAGREEMENT WILL BE SUBMITTED TO ARBITRATION. AT ANY TIME PRIOR TO A DECISION FROM THE ARBITRATOR(S) BEING RENDERED, YOU AND THE CORPORATION MAY RESOLVE THE DISPUTE BY SETTLEMENT. YOU AND THE CORPORATION SHALL EQUALLY SHARE THE COSTS CHARGED BY THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, BUT YOU AND THE CORPORATION SHALL OTHERWISE BE SOLELY RESPONSIBLE FOR YOUR OWN RESPECTIVE COUNSEL FEES AND EXPENSES. THE DECISION OF THE ARBITRATOR(S) SHALL BE MADE IN WRITING, SETTING FORTH THE AWARD, THE REASONS FOR THE DECISION AND AWARD AND SHALL BE BINDING AND CONCLUSIVE ON YOU AND THE CORPORATION. FURTHER, NEITHER YOU NOR THE CORPORATION SHALL APPEAL ANY SUCH AWARD. JUDGMENT OF A COURT OF COMPETENT JURISDICTION MAY BE ENTERED UPON THE AWARD AND MAY BE ENFORCED AS SUCH IN ACCORDANCE WITH THE PROVISIONS OF THE AWARD

   This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Corporation and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Corporation unless in writing and signed by the President of the Corporation. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

   Please sign the copy of this option and return it to the Corporation's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                J & J SNACK FOODS CORP.


                                By:__________________________


   I hereby acknowledge receipt of a copy of the foregoing stock option and the J & J Snack Foods Corp. Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions. I UNDERSTAND THIS OPTION IS VOID UNLESS A SIGNED COPY OF THIS OPTION AGREEMENT
IS RETURNED TO THE CORPORATION BY _____________. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Corporation with respect to option grants [except for options granted to me pursuant to agreements dated ________].

______________________________               ______________________________
(Date)                                       (Signature)

                                  EXHIBIT "B"

                            J & J SNACK FOODS CORP.
                            -----------------------

                            AUDIT COMMITTEE CHARTER
                            ------------------------

                                    PURPOSE
                                    -------

   There shall be a committee of the board of directors (the "Board") to be known as the audit committee. The audit committee's purpose is to:

   (A) assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function and independent auditors; and

   (B) prepare an audit committee report as required by the SEC's rules to be included in the Company's annual proxy statements, or, if the Company does not file a proxy statement, in the Company's annual report filed on Form 10-K with the SEC.

                                  COMPOSITION
                                  -----------

   The audit committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (except as set forth in Rule 4350
(d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement. Additionally, the Company must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

   The Board shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

                          DUTIES AND RESPONSIBILITIES
                          ---------------------------

   The duties and responsibilities of the audit committee shall be as follows:

   (A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

   (B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

   (C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

   (D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

   (E) at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company;

   (F) discuss the Company's annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

   (G) discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

   (H) discuss policies with respect to risk assessment and risk management;

   (I) meet separately, periodically, with management, with any internal auditors (or any other personnel responsible for the internal audit function) and with independent auditors;

   (J) review with the independent auditor any audit problems or difficulties and management's response, including discussion of the responsibilities, budget and staffing of the Company's internal control function;

   (K) set clear hiring policies for employees or former employees of the independent auditors;

   (L) report regularly to the Board;

   (M) make an annual performance evaluation of the audit committee;

   (N) review and assess the adequacy of the audit committee's charter annually;

   (O) comply with all preapproval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR
Part 210.2-01(c)(7);

   (P) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board; and

   (Q) act as a qualified legal compliance committee as defined in 17 CFR Part 205.2.

                                GENERAL COMMENTS
                                ----------------

   While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor, the audit committee will review (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principle ("GAAP") methods on the financial statements; (C) the effect or regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (D) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

                                    MEETINGS
                                    --------

   The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

                                   DELEGATION
                                   ----------

   Any duties and responsibilities of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

                                  LIMITATIONS
                                  -----------

   The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company's financial statements or the auditing of the Company's financial statements. The members of the audit committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                            J & J SNACK FOODS CORP.

                                FEBRUARY 10, 2005
---------
PROOF # 1
---------
                           Please date, sign and mail
                             your proxy card in the
                               envelope provided
                              as soon as possible.

  \/ Please detach along perforated line and mail in the envelope provided. \/

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1. Election of Director:

|_|  FOR THE NOMINEE                       NOMINEE:
                                           o Gerald B. Shreiber
|_|  WITHHOLD AUTHORITY
     FOR THE NOMINEE

2. Approval of Amendment to Stock Option Plan

                       FOR      AGAINST     ABSTAIN
                       |_|        |_|         |_|

Receipt of J & J's Annual Report to Shareholders and the Notice of the Meeting and Proxy Statement dated December 23, 2004 is hereby acknowledged.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that      |_|
changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________________   Date: _______________

Signature of Shareholder _____________________________   Date: _______________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

---------
PROOF # 2
---------
                             J & J SNACK FOODS CORP.

                ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 10, 2005

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


       The undersigned hereby appoints STEVE TAYLOR and HARRY McLAUGHLIN, each of them with full power of substitution, proxy agents to vote all shares which the undersigned is entitled to vote at the Annual Meeting of its Shareholders February 10, 2005 on all matters that properly come before the meeting, subject to any directions indicated below. The proxy agents are directed to vote as follows on the proposals described in J & J's Proxy Statement.


       This proxy will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote "FOR" the election of J & J's nominee as director and "FOR" the approval of the amendment to the Stock Option Plan as more fully described in the Proxy Statement.


       The proxy agents present and acting at the meeting, in person or by their substitutes (or if only one is present and acting, then that one), may exercise all powers conferred hereby. Discretionary authority is conferred hereby as to certain matters described in J & J's Proxy Statement.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


                                                                           14475